UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): May 17, 2006

PACIFIC SUNWEAR OF CALIFORNIA, INC.
(Exact Name of Registrant as Specified in Charter)

California	0-21296	95-3759463
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3450 East Miraloma Avenue		92806-2101
Anaheim, CA		(Zip Code)
(Address of principal executive offices)
(714) 414-4000
Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT 10.1
EXHIBIT 10.2
EXHIBIT 10.3

Item 1.01 Entry into a Material Definitive Agreement.
On March 17, 2006, the Board of Directors (the “Board”) of Pacific Sunwear of California, Inc. (the “Company”) approved the grant effective as of May 22, 2006 of 9,000 stock appreciation rights to each of the Company’s directors who is not employed by the Company and who continued in office after the Company’s 2006 annual meeting of shareholders (Pearson C. Cummin III, Michael Goldstein, Julius Jensen III, Sally Frame Kasaks, Thomas M. Murnane, Peter Starrett, and Michael Weiss).
Each stock appreciation right award was granted under the Company’s 2005 Performance Incentive Plan and generally vests as to one-third of the total number of rights subject to the award on each of the first, second and third anniversaries of the date of grant of the award. If a director ceases to be a member of the Board, the unvested stock appreciation rights subject to the director’s award will generally terminate. Accelerated vesting of the shares subject to a director’s award will be triggered in connection with certain changes in control of the Company. Upon exercise of the stock appreciation rights, the director exercising the award is entitled to payment of a number of shares of Company common stock equal in value (based on the share value at the time of exercise of the award) to (1) the number of stock appreciation rights exercised, multiplied by (2) the positive difference (if any) between the fair market value of a share of Company common stock at the time of exercise of the award less $22.46 (which was the closing market price of a share of Company common stock on the date of grant of the award).
These stock appreciation right awards were granted in lieu of the stock options, covering an equal number of shares of Company common stock, that would have otherwise been granted to the Company’s non-employee directors in connection with the Company’s 2006 annual meeting of shareholders in accordance with the Company’s director compensation policies previously in effect.
The stock appreciation right awards are evidenced by, and subject to the terms and conditions of, a director stock appreciation rights award agreement in the form attached hereto as Exhibit 10.1 and incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
     (c) Exhibits.

10.1	Form of Director Stock Appreciation Rights Award Agreement.

10.2	Form of Employee Stock Appreciation Rights Award Agreement.

10.3	Form of Employee Restricted Stock Award Agreement.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 22, 2006	Pacific Sunwear of California, Inc.

/s/ SETH R. JOHNSON

Seth R. Johnson
Chief Executive Officer

EXHIBIT INDEX

10.1	Form of Director Stock Appreciation Rights Award Agreement.

10.2	Form of Employee Stock Appreciation Rights Award Agreement.

10.3	Form of Employee Restricted Stock Award Agreement.